Exhibit 99.2

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB CORPORATION HOLDS

2022 ANNUAL MEETING OF SHAREHOLDERS

GETTYSBURG, PA, May 5, 2022 --- The 2022 Annual Meeting of Shareholders of ACNB Corporation (NASDAQ: ACNB) was held on Tuesday, May 3, in a virtual meeting format. ACNB Corporation is the financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., Westminster, MD.

“At ACNB Corporation, our vision is to be the independent financial services provider of choice in the core markets served by building relationships and finding solutions. We remain focused on this vision as we enter 2022 and look to a post-pandemic environment for growth. After responding to the initial impacts of COVID-19 in 2020, we managed towards the future in 2021 despite the challenges of the business environment. The result was record earnings for the year of 2021,” said James P. Helt, ACNB Corporation President & Chief Executive Officer, during his presentation at the meeting.

“In spite of the continued low interest rate environment and excessive liquidity in the marketplace that negatively impacted our net interest income and net interest margin for the year, net income for the year ended December 31, 2021, totaled $27.8 million or $3.19 per common share. In comparison to 2020, this was an increase of $9.4 million or 51%. The primary drivers to this significant increase in net income were higher fee income from the banking business line activity and a reduction in loan loss provision for

ACNB Corporation

Press Release/2022 Annual Meeting of Shareholders

May 5, 2022

the year, as well as one-time merger expenses related to the acquisition of Frederick County Bancorp, Inc. in 2020,” he continued.

In speaking about the banking subsidiary, which traces its founding to 1857, Mr. Helt said, “ACNB Bank remains a strong, well-capitalized, full-service financial institution that has provided stability to our customers, our communities, and our shareholders for over 165 years. The organization celebrated its 165th anniversary on April 11 of this year. We believe that a strong community bank should support the communities we serve, and ACNB Bank has a long and proud history of serving our communities.”

Mr. Helt ended the presentation saying, “In conclusion, ACNB Corporation remains well capitalized and positioned to continue our growth trends to the benefit of our customers, employees, shareholders and communities. Asset quality remains strong as we continue to work through the impacts of the pandemic and market uncertainties. ACNB Corporation remains focused on maximizing shareholder value by executing our strategic initiatives. Without the strength of our shareholders, we would not have the ability to pursue our vision and live our values in serving customers with diligence and determination. We can all be proud of our accomplishments, and we are excited and confident in our future.”

During the business portion of the annual meeting, ACNB Corporation shareholders elected Todd L. Herring and James J. Lott as Class 1 Directors to serve for terms of three years. All nominees elected were previously members of the Board of Directors of ACNB Corporation. Each member of the Corporation’s Board also serves on the Board of Directors for the Corporation’s banking subsidiary, ACNB Bank.

In addition, the Corporation’s shareholders approved proposals related to executive compensation and ratification of the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2022.

ACNB Corporation, headquartered in Gettysburg, PA, is the $2.7 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc.,

ACNB Corporation

Press Release/2022 Annual Meeting of Shareholders

May 5, 2022

Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 20 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and six community banking offices located in Frederick County and Carroll County, MD, respectively. ACNB Insurance Services, Inc. is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

#           #           #

FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short- and long-term effects of inflation and rising costs on the Corporation, customers and economy; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and any other pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current

ACNB Corporation

Press Release/2022 Annual Meeting of Shareholders

May 5, 2022

levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2022-18

May 5, 2022